Exhibit 10.2
FIRST AMENDMENT
Dated as of October 30, 2007
TO
MASTER INDENTURE AND SERVICING AGREEMENT
Amended and Restated as of July 7, 2006
     This FIRST AMENDMENT TO THE AMENDED AND RESTATED MASTER INDENTURE AND SERVICING AGREEMENT (this “Amendment”), dated as of October 30, 2007, is among SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware, as Issuer (the “Issuer”), WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as Master Servicer (the “Master Servicer”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Trustee (in such capacity, the “Trustee”) under the Master Indenture and Servicing Agreement, dated as of August 29, 2002 and amended and restated as of July 7, 2006 (the “Agreement”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Collateral Agent (the “Collateral Agent”).
     WHEREAS the Issuer, the Master Servicer, the Trustee and the Collateral Agent have executed the Agreement and capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Agreement;
     WHEREAS, the Issuer, the Master Servicer, the Trustee and the Collateral Agent wish to amend the Agreement in accordance with subsection 13.1(b) of the Agreement;
     NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:
EFFECTIVE DATE
     To the extent any of the provisions of this Amendment amend, revise or otherwise change the terms of the Agreement, such amendments, revisions and other changes shall be effective as of October 31, 2007 (the “Effective Date”). References to “hereby amended,” “hereby added,” “hereby deleted” and similar phrases shall refer to the Effective Date.

ARTICLE I
AMENDMENTS
     Section 1.01. Deletion of Definitions. The following definitions are hereby deleted from the Agreement in their entirety as follows:
     “FRI” shall mean Fairfield Resorts, Inc., a Delaware corporation and its successors and assigns.
     “Trendwest” shall mean Trendwest Resorts, Inc., an Oregon corporation and its successors and assigns.
     Section 1.02. Amendment of Definitions. The definition of “Corporate Trust Office” is hereby amended to read in its entirety as follows:
     “Corporate Trust Office” shall mean the office of the Trustee at which at any particular time its corporate trust business is administered, which office at the date of the appointment of Wells Fargo Bank, National Association as Trustee hereunder is located at MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, MN 55479, Attention: Corporate Trust Services—Asset-Backed Administration.
     Section 1.03. Addition of Definitions. The following definitions are hereby added to the Agreement to read in their entirety as follows:
     “WRDC” shall mean Wyndham Resort Development Corporation, an Oregon corporation and its successors and assigns.
     “WVRI” shall mean Wyndham Vacation Resorts, Inc., a Delaware corporation and its successors and assigns.
     Section 1.04. References. References to “FRI” in this Agreement, shall, for all purposes be replaced and restated as “WVRI.” References to “Trendwest” in this Agreement, shall, for all purposes be replaced and restated as “WRDC.”
     Section 1.05. Registration of Transfer and Exchange of Notes. Section 2.5(b) is hereby amended to read in its entirety as follows:
     (b) The Note Registrar will maintain at its expense in Minneapolis, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange (except that Bearer Notes may not be surrendered for exchange at any such office or agency in the United States or its territories and possessions).
     Section 1.06. Matters Related to Successor Master Servicer. Section 10.6 of the Agreement is hereby amended by the addition of the following paragraph at the end of such section:

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     Neither the Trustee nor any other successor Master Servicer hereunder shall have any obligation for any action or failure to act on the part of any predecessor Master Servicer including any prior actions or failure to act by any Subservicer engaged under any Subservicing Agreement entered into by the predecessor Master Servicer.
     Section 1.07. Amendment of Section 11.4 and Section 11.6. Section 11.4 and Section 11.6 of the Agreement are hereby amended by replacing all references therein to Wachovia Bank, National Association with Wells Fargo Bank, National Association.
     Section 1.08 Amendment of Section 11.7 and Appointment of Trustee. Section 11.7 of the Agreement is hereby amended by the addition of the following provision at the end thereof:
     (e) Without regard to or compliance with the foregoing provisions of Section 11.7, as of October 31, 2007, subject to the provisions of Section 11.8, Wells Fargo Bank, National Association is hereby appointed by the Issuer and by the Master Servicer as Trustee to replace U.S. Bank National Association under this Agreement and under all Supplements hereto. Upon delivery by Wells Fargo Bank, National Association of an instrument accepting such appointment as described in Section 11.8, U.S. Bank National Association shall thereupon be removed as Trustee as provided in Section 11.8 and Wells Fargo Bank, National Association shall become fully vested with all rights, powers, duties and obligations of the Trustee as provided in Section 11.8.
     Section 1.09 Change of Office. Section 11.15 of this Agreement is hereby amended and restated to read in its entirety as follows:
     Section 11.15 Maintenance of Office or Agency. The Trustee appointed as provided in Section 11.07(e) will maintain at its expense in Minneapolis, Minnesota, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Notes and this Agreement may be served, and such successor Trustee will give prompt written notice to the Issuer, the Master Servicer and the Noteholders of any change in the location of any such office or agency.
     Section 1.10. No Assessment. Section 11.16 is hereby amended by replacing all references therein to Wachovia Bank, National Association with Wells Fargo Bank, National Association.
     Section 1.11. Amendment. Section 13.1(e) of the Agreement is hereby amended and restated to read in its entirety as follows:
     (e) Reference in Notes to Amendments and Supplemental Indentures. Notes executed, authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to this Section 13.1 may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplemental indenture. If the Issuer shall so determine, new Notes, so modified as to conform in the opinion of the Issuer to any such amendment or supplemental indenture, may be prepared and executed by the Issuer and authenticated

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and delivered by the Trustee or its authenticating agent in exchange for outstanding Notes.
     Section 1.12. Notices. Upon the acceptance by Wells Fargo Bank, National Association of the appointment as Trustee under the Agreement, the address of the Trustee in Section 13.5 of the Agreement is hereby amended by and restated to read in its entirety as follows:
If to the Trustee:
WELLS FARGO BANK, NATIONAL ASSOCIATION
Sixth & Marquette
MAC N9311-161
Minneapolis, Minnesota 55479
Fax: 612-667-3464
Attention: Corporate Trust Services Asset-Backed Administration
(or such other address as may be furnished to the Master Servicer, the Issuer and the Collateral Agent in writing by the Trustee).
ARTICLE II
MISCELLANEOUS PROVISIONS
     Section 2.01 Supplement in Full Force and Effect as Amended. Except as specifically stated herein, all of the terms and conditions of the Agreement, as amended and restated as of July 7, 2006 shall remain in full force and effect. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.
     Section 2.02 Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.
     Section 2.03 Governing Law. THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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     IN WITNESS WHEREOF, the Issuer, the Master Servicer, the Trustee and the Collateral Agent have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING, LLC, as Issuer
By:	/s/ Mark A. Johnson
	Name:	Mark A. Johnson
	Title:	President

WYNDHAM CONSUMER FINANCE, INC., as Master Servicer
By:	/s/ Mark A. Johnson
	Name:	Mark A. Johnson
	Title:	President

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:	/s/ Cheryl Whitehead
	Name:	Cheryl Whitehead
	Title:	Vice President

[Signature page for First Amendment to Master Indenture]

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Patricia O’Neil
	Name:	Patricia O’Neil
	Title:	Vice President

[Signature page for First Amendment to Master Indenture]

ACCEPTED AND ACKNOWLEDGED BY:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as successor Trustee

By:	/s/ Benjamin J. Krueger
Name:	Benjamin J. Krueger
Title:	Vice President
[Signature page for First Amendment to Master Indenture]